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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                         OF ANNUAL REPORT ON FORM 10-KSB
                                OF VISIJET, INC.
                      FOR THE YEAR ENDED DECEMBER 31, 2003

         The undersigned is the Treasurer of VisiJet, Inc. (the "Company"). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2003.

         I, Laurence M. Schreiber, certify that the Annual Report on Form 10-KSB for the period ended December 31, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

         This certification is executed as of April 14, 2004.

                                                /s/ Laurence M. Schreiber
                                                -------------------------
                                                Laurence M. Schreiber, Treasurer